UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington  20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ] Preliminary Proxy Statement

[ ]   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[   ]   Definitive Proxy Statement

[X ]   Definitive Additional Materials

[   ]   Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

(Name of Registrant as Specified In Its Charter)

_____________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

_______________________________________________________________________

2) Aggregate number of securities to which transaction applies:

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3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4) Proposed maximum aggregate value of transaction:

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5) Total fee paid:

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[ ]    Fee paid previously with preliminary materials.

[   ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

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2) Form, Schedule or Registration Statement No.:

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3) Filing Party:

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4) Date Filed:

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IMPORTANT UPDATE REGARDING INVESCO V.I. MID CAP GROWTH FUND

SPECIAL MEETING OF SHAREHOLDERS

Change from In-Person Special Meeting of Shareholders to Virtual Special Meeting of Shareholders on April 24, 2020 at 1:00 p.m. (Central Time)

Due to the potential adverse public health impact of the coronavirus outbreak (COVID-19), the location and format of the April 24, 2020 Special Meeting of Shareholders have been changed.

The Special Meeting of Shareholders will be held on the same date and time but will be held over the Internet in a virtual meeting format only. You will not be able to attend the Special Meeting in person. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and format.  It may continue to be used to vote your shares in connection with the Special Meeting.  We encourage you to cast your vote prior to the meeting.

Accessing the Virtual Meeting – To access the virtual meeting, enter the Virtual Shareholder Meeting link, www.meetingcenter.io/270913681 .    To log-in to the virtual meeting you have two options:      you can join as a “Guest” (Non-Shareholder) or you can join as a “Shareholder ”.

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“Guest” (Non-Shareholder) Option – If you join as a “Guest”, you will need to provide the following password: INV2020. You will also need to provide your name and email address when you enter. However, you will be unable to vote your shares or ask questions at the meeting.

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“Shareholder” Option – If you join as a “Shareholder”, you will need to provide the following password: INV2020.  You will also need to provide the control number found on your proxy card or notice, or on the email you previously received. If you do not have your control number, you may attend the meeting as a “Guest” but you will be unable to vote your shares or ask questions at the meeting.

Shareholders of record as of the close of business on January 27, 2020 should have received the control number on their proxy card or notice, or on the email you previously received.

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